EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al., (Lead Debtor)	08-13555

and

Debtors

MONTHLY OPERATING REPORT

SELECTED DEBTOR BALANCE SHEETS AS OF OCTOBER 4, 2008

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.

c/o WILLIAM J. FOX

1271 AVENUE OF THE AMERICAS

35th FLOOR

NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN

767 FIFTH AVENUE

NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

By: /s/ William J. Fox
William J. Fox
Senior Vice President
Lehman Brothers Holdings Inc.

Indicate if this is an amended statement by checking here:	AMENDED STATEMENT

TABLE OF CONTENTS

Schedule of Debtors	3
Lehman Brothers Financial Products Inc. Basis of Presentation	4
Balance Sheet	5
Lehman Brothers Derivative Products Inc. Basis of Presentation	6
Balance Sheet	7
CES Aviation LLC, CES Aviation V LLC, CES Aviation IX LLC, East Dover Limited, Lehman Scottish Finance L.P. Basis of Presentation	8
Balance Sheets	9
LBHI and Debtor Subsidiaries Basis of Presentation – Schedule of Cash Receipts and Disbursements	10
Schedule of Cash Receipts and Disbursements – February	11
LBHI Basis of Presentation – Schedule of Professional Fee Disbursements	12
Schedule of Professional Fee Disbursements	13

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York and are included in this Monthly Operating Report:

Lead Debtor:	Case No.	Date Filed
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Fundo de Investimento Multimercado Credito Privado Navigator Investimento(1)	08-13903	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009

The Monthly Operating Report excludes the following entities that have filed for bankruptcy in the Southern District of New York:

PAMI Statler Arms LLC	08-13664	9/23/2008
Lehman Brothers Finance SA(2)	08-13887	10/3/2008

(1)	Motion was granted on February 24, 2009 to dismiss the Chapter 11 case of this entity

(2)	On February 15, 2009, the Bankruptcy Liquidator and putative foreign representative for this entity, filed a Chapter 15 Petition seeking the dismissal of the Chapter 11 case

LEHMAN BROTHERS FINANCIAL PRODUCTS INC.

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 4, 2008

The information and data included in this report are derived from sources available to Lehman Brothers Financial Products Inc. (the “Company” or “LBFP”), a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), that has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the "Debtors"). The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the LBHI’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.	This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.
b.	All information is as of October 4, 2008, unless otherwise indicated.
c.	This MOR does not include explanatory footnotes such as disclosures required under GAAP.
d.	This MOR is not presented in a GAAP-based SEC reporting format.
e.	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.
f.	Fair Value is determined by pricing models utilizing a series of inputs to determine the present value of future cash flows.
g.

Upon the bankruptcy filing of LBHI, and pursuant to the Company’s operating guidelines, the Company declared an early termination date of September 19, 2008 for all outstanding derivatives contracts with Lehman Brothers Special Financing Inc. (“LBSF”), an affiliate. This resulted in all of the Company’s trades with LBSF to be terminated effective September 19, 2008. The Company previously eliminated its market risk through the use of offsetting transactions with LBSF but as a result of the termination notice the Company incurred market risk from the date it termed its contracts with LBSF.

h.

Derivative Assets from Customers and Derivative Liabilities to Customers consists of OTC derivative financial instruments recorded at Fair Value net of credit reserves previously recorded by the Company. Payables to Affiliates consists of terminated derivative contracts recorded at Fair Value as of September 19, 2008 and other intercompany payables derived from the normal course of business.

i.	The balance of deferred income relating to intermediation fees received from LBSF was recognized as revenue by the Company pursuant to a notice of termination with LBSF.
j.

This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtors which will be allocated to the Company in future monthly reports.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions. Accordingly, future monthly reports may reflect write-down of such assets.

LEHMAN BROTHERS FINANCIAL PRODUCTS INC.

BALANCE SHEET

October 4, 2008
(in thousands)
(unaudited)

Assets
Cash and cash equivalents (including money market funds)	$317,607
Derivative Assets from Customers	235,890
Receivables from Affiliates	4
Total Assets	$553,501

Liabilities and Stockholder's Equity
Derivative Liabilities to Customers	$45,073
Payables to Affiliates	204,483
Accrued expenses	221
Total Liabilities	249,777

Total Stockholder's Equity	303,724
Total Liabilities and Stockholder's Equity	$553,501

LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 4, 2008

The information and data included in this report are derived from sources available to Lehman Brothers Derivative Products Inc. (the “Company” or “LBDP”), a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), that has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the "Debtors"). The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the LBHI’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.	This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.
b.	All information is as of October 4, 2008, unless otherwise indicated.
c.	This MOR does not include explanatory footnotes such as disclosures required under GAAP.
d.	This MOR is not presented in a GAAP-based SEC reporting format.
e.	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.
f.	Fair value is determined by pricing models utilizing a series of inputs to determine the present value of future cash flows.
g.

Upon the bankruptcy filing of LBHI, and pursuant to the Company’s operating guidelines, the Company declared an early termination date of September 23, 2008 for all outstanding derivatives contracts with Lehman Brothers Special Financing Inc. (“LBSF”), an affiliate. As a result of LBHI’s bankruptcy filing, all of the Company’s trades were either assigned on September 16, 2008 to LBSF or terminated with LBSF effective September 23, 2008.

h.

Receivables from Customers and Payables to Customers consists of OTC derivative financial instruments recorded at Fair Value as of September 23, 2008 net of cash collateral received and credit reserves previously recorded by the Company.

i.	Payables to Affiliates consists of terminated derivative contracts recorded at Fair Value as of September 23, 2008 and other intercompany payables derived from the normal course of business.
j.	The balance of deferred income relating to intermediation fees received from LBSF was recognized as revenue by the Company pursuant to a notice of termination with LBSF.
k.

This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Estate which will be allocated to the Company in future monthly reports.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions. Accordingly, future monthly reports may reflect write-down of such assets.

LEHMAN BROTHERS DERIVATIVE PRODUCTS INC.

BALANCE SHEET

October 4, 2008
(in thousands)
(unaudited)

Assets
Cash and cash equivalents	$296,948
Receivables from Customers	112,900
Receivables from Affiliates	3,717
Total Assets	$413,565

Liabilities and Stockholder's Equity
Payables to Customers	$73,122
Payables to Affiliates	115,570
Subordinated Indebtedness-Affiliate	10,000
Total Liabilities	198,692

Total Stockholder's Equity	214,873
Total Liabilities and Stockholder's Equity	$413,565

CES AVIATION LLC, CES AVIATION V LLC

CES AVIATION IX LLC, EAST DOVER LIMITED

LEHMAN SCOTTISH FINANCE L.P.

BASIS OF PRESENTATION

BALANCE SHEETS - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 4, 2008

The information and data included in this report are derived from sources available to CES Aviation LLC, CES Aviation V LLC, and CES Aviation IX LLC, subsidiaries of Lehman Brothers Holdings Inc. (“LBHI”), East Dover Limited, a subsidiary of Lehman Commercial Paper Inc., and Lehman Scottish Finance L.P., a subsidiary of Private Asset Management Inc., (collectively, the “Companies”), that have filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the "Debtors"). The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Companies have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Companies at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Companies, its businesses, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Companies reserves all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the LBHI’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.	This MOR does not reflect normal quarterly adjustments that are generally recorded by the Companies upon review of major accounts prior to the end of each quarterly accounting period.
b.	All information is as of October 4, 2008, unless otherwise indicated.
c.	This MOR does not include explanatory footnotes such as disclosures required under GAAP.
d.	This MOR is not presented in a GAAP-based SEC reporting format.
e.	Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.
f.

The Companies did not record depreciation expense on the assets subsequent to the filing by LBHI since the asset was no longer in use. The MOR reflects the assets as “Assets Held Available for Sale” at the net book value.

g.

This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtors which will be allocated to the Companies in future monthly reports.

2.	This MOR is not audited and will not be subject to audit or review by the Companies’ external auditors at any time in the future.

3.	This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions.

CES Aviation LLC, CES Aviation V LLC, CES Aviation IX LLC, East Dover Limited & Lehman Scottish Finance, LP

Balance Sheets

October 4, 2008
(In thousands except for Notes)
(unaudited)

Assets	CES Aviation LLC	CES Aviation V LLC	CES Aviation IX LLC	East Dover Limited	Lehman Scottish Finance, LP
Cash and Cash Equivalents	$354	$150	$248	$82	$1,547
Accounts Receivable	-	39	8	-	-
Prepaid Expenses	53	19	16	-	-
Receivables from Affiliates	-	-	-	105,942	54,205
Investment in Subsidiaries	-	-	-	117	6,435
Assets Held Available for Sale (Note 1)	21,400	2,700	5,660	-	-
Total Assets	$21,807	$2,908	$5,932	$106,141	$62,187

Liabilities and stockholder's equity (deficit)
Total Liabilities- Payables to Affiliates	$22,563	$8,016	$9,284	$-	$-

Stockholder's equity (deficit)	(756)	(5,108)	(3,352)	106,141	62,187
Total liabilities and stockholder's equity	$$21,807	$2,908	$5,932	$106,141	$62,187

Note 1

CES Aviation LLC, CES Aviation V LLC, CES Aviation IX LLC subsequently sold their assets held available for sale, net of fees, for $23.3MM, $3.3MM and $5.7MM, respectively.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND DEBTOR SUBSIDIARIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DATED FROM FEBRUARY 1, 2009 TO FEBRUARY 28, 2009

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (the “Company”) and its other subsidiaries that have filed protection under Chapter 11 of the Bankruptcy Code (collectively, the "Debtors"). The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP).

2.

This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

3.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

4.

The cash flows presented in this report only include activity for bank accounts that are managed and reconciled by Lehman North American operations. Cash flows related to the Debtors’ bank accounts that were previously managed and reconciled by Lehman European and Asian operations are excluded from this report.

5.	The Beginning Balances include cash in both demand-deposit accounts (DDA) and money-market funds (MMF).

6.	Intercompany transfers between the Company and its affiliates are listed as disbursements for the paying entity and receipts for the receiving entity.

7.	The following Debtors have not been included as in this MOR Report:

a.

PAMI Statler Arms LLC (“PAMI”) – Books and records for PAMI are maintained separately and not in a manner similar to the majority of the Company’s subsidiaries. This entity does not maintain a separate cash account.

b.	Lehman Brothers Finance SA (“LBF”) – subsequent to its bankruptcy filing on October 3, 2008, LBF became subject to an insolvency proceeding in Switzerland.

LEHMAN BROTHERS HOLDINGS INC. and Debtor Subsidiaries
Schedule of Cash Receipts and Disbursements (a)
February 1, 2009 - February 28, 2009

Unaudited ($ in millions, except notes)

Legal Entity	Filing Date	Beginning Cash (2/1/09)	Receipts	Transfers	(b)	Disbursements		FX Fluctuation	(c)	Ending Cash (2/28/09)

Lehman Brothers Holdings Inc.	9/15/2008	$2,828	$123	$183		$(429)	(d)	$(13)		$2,691

LB 745 LLC	9/16/2008	-	-	-		-		-		-

Lehman Brothers Special Financing Inc. ("LBSF")	10/3/2008	1,413	287	-		(3)	(e)	(5)		1,691	(g)

Lehman Brothers Commodity Services Inc.	10/3/2008	509	145	-		-		(2)		653

Lehman Brothers OTC Derivatives Inc	10/3/2008	132	-	-		-		-		132

Lehman Commercial Paper Inc. ("LCPI")	10/5/2008	1,011	509	-		(320)	(f)	(2)		1,198	(h)

Lehman Brothers Commercial Corporation	10/5/2008	89	270	-		-		-		359

Lehman Brothers Derivative Products Inc.	10/5/2008	350	37	-		-		-		387

Lehman Brothers Financial Products Inc	10/5/2008	430	6	-		-		-		436

CES Aviation LLC	10/5/2008	-	-	-		-		-		-

CES Aviation V LLC	10/5/2008	-	-	-		-		-		-

CES Aviation IX LLC	10/5/2008	-	-	-		-		-		-

East Dover Limited	10/5/2008	-	-	-		-		-		-

Lehman Scottish Finance L.P.	10/5/2008	2	-	-		-		-		2

Fundo de Investimento Credito Privado Navigator	10/5/2008	-	-	-		-		-		-

Luxembourg Residential Properties Loan Finance	1/7/2009	-	-	-		-		-		-

BNC Mortgage LLC	1/9/2009	-	-	-		-		-		-

LB Rose Ranch LLC(i)	2/9/2009	1	-	-		-		-		1

Structured Asset Securities Corporation ("SASCO")	2/9/2009	-	-	-		-		-		-

Total		$6,766	$1,376	$183		$(752)		$(22)		$7,550

Notes:

(a) Represents cash flows for bank accounts managed and reconciled by LBHI US operations. Foreign currency cash flows are reflected in USD equivalents.

(b) Reflects transfers from bank accounts in Europe to the US.

(c) Reflects fluctuation in value in foreign currency bank accounts.

(d) Reflects ordinary course outflows and other court approved disbursements.

(e) $3 million returned to counterparty for a mistaken wire transfer received in September 2008.

(f) LCPI, in its capacity as loan agreement agent, makes pass along disbursements of principal and interest to loan syndicate participants.

(g) LBSF cash balance of $1.69 billion includes approx. $120 million that does not belong to the estate and is payable to a third party.

(h) LCPI cash balance includes receipts related to pledged assets that may not belong to the Debtor. Such amounts associated with pledged assets are not determinable at this time.

(i) LB Rose Ranch LLC cash balance is as of filing date (2/9/2008).

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DATED FROM FILING DATE TO FEBRUARY 28, 2009

The information and data included in this Report are derived from internal systems maintained by Lehman Brothers Holdings Inc. (the “Company”). The Company, and its subsidiaries that have filed protection under Chapter 11 of the Bankruptcy Code (collectively, the "Debtors"), have had their chapter 11 cases consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information from the Debtors internal systems, but note that such information may be incomplete in certain respects and the Debtors reserve all rights to revise this report. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities.

1.	This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP).

2.

This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

3.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

4.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.
Schedule of Professional Fee Disbursements
February 2009
Unaudited ($ in thousands)

		Feb-09	Cumulative ¹

Debtors - Section 363 Professionals

Alvarez & Marsal LLC	Management	$14,189	$46,965

Natixis Capital Markets Inc.	Derivatives Consultant	1,983	1,983

Debtors - Section 327 Professionals

Bortstein Legal LLC	Special Counsel - IT Contracts and TSA	88	88

Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	816	1,750

McKee Nelson LLP	Special Counsel - Tax	545	1,167

Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	140	1,076

Weil, Gotshal & Manges LLP	Lead Counsel	16,330	16,330

Debtors - Claims and Noticing Agent

Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	-	102

Creditors - Section 327 Professionals

FTI Consulting Inc.	Financial Advisor	948	2,364

Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	429	1,070

Milbank Tweed Hadley & McCloy LLP	Lead Counsel	1,875	6,094

Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	171	1,244

Total Non-OCP Professionals	37,516	80,234

Ordinary Course Professionals	1,035	1,809

US Trustee Quarterly Fees	108	139

Total Professional Fees and UST Fees	$38,659	$82,182

(1)  The figures reflected on this chart represent amounts paid in the corresponding month and do not include holdback amounts required by court order. The figures do not include accruals.